EXHIBIT 10.5(b)

                               RYDER SYSTEM, INC.

                       BOARD OF DIRECTORS STOCK AWARD PLAN


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                                TABLE OF CONTENTS



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 1.   Purpose of this Plan......................................... 1

 2.   Effective Date and Term of this Plan ........................ 1

 3.   Administration of this Plan.................................. 1

 4.   Common Stock Subject to this Plan............................ 1

 5.   Eligible Persons............................................. 2

 6.   Awards ...................................................... 2

 7.   Units........................................................ 2

 8.   Payment Elections for Units.................................. 3

 9.   Stock Options................................................ 4

10.   Exercise of Options.......................................... 4

11.   Cessation of Service on the Board ........................... 4

12.   Change of Control ........................................... 5

13.   Amendments to this Plan...................................... 6


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                               RYDER SYSTEM, INC.
                       BOARD OF DIRECTORS STOCK AWARD PLAN



1. Purpose of this Plan

The purpose of the Ryder System, Inc. Board of Directors Stock Award Plan (this "Plan") is to attract and retain persons of outstanding competence to serve as directors of Ryder System, Inc. (the "Company") and to provide a more direct link between directors' compensation and shareholder value by increasing the proportion of directors' compensation which is stock based.


2. Effective Date and Term of this Plan

This Plan shall become effective on May 2, 1997, subject to the approval of the shareholders of the Company. Unless previously terminated in accordance with
Section 13 of this Plan, this Plan shall terminate on the close of business on May 1, 2007, after which no awards shall be granted under this Plan. Such termination shall not affect any awards granted prior to such termination.


3. Administration of this Plan

This Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee. The Committee shall have plenary authority, subject to the express provisions of this Plan, to (i) interpret this Plan; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; and (iii) make all other determinations deemed necessary or advisable for the administration of this Plan.


4. Common Stock Subject to this Plan

The shares of common stock of the Company, par value $.50 per share ("Common Stock"), to be issued in connection with an award under this Plan may be made available from authorized but unissued Common Stock, or Common Stock purchased on the open market or otherwise. Subject to the provisions of the next succeeding paragraph, the maximum aggregate number of shares of Common Stock for which awards may be granted under this Plan shall be 200,000 shares. If a Unit (as defined in Section 7) awarded under this Plan fails to become vested, any share allocable to that Unit shall become available for grant to other Participants (as defined in Section 5). If an Option (as defined in Section 9) granted under this Plan expires or is terminated

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without having been exercised in full, the unpurchased or forfeited shares or rights to receive shares shall become available for grant to other Participants.

If there shall be any change in the shares of Common Stock subject to this Plan or any Unit or Option awarded under this Plan as a result of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, adjustments may be made by the Committee, as it may deem appropriate, in the aggregate number and kind of shares subject to this Plan or to any outstanding Unit or Option, and in the terms and provisions of this Plan and any Unit or Option granted hereunder, in order to reflect, on an equitable basis, any such change in the shares contemplated by this paragraph. Any adjustment made by the Committee pursuant to this paragraph shall be conclusive and binding upon the Participant, the Company and any other related person.


5. Eligible Persons

Participation in this Plan shall be limited to those members of the Board who, at the time an award is made hereunder, are not employees of the Company or any of its subsidiaries or affiliates within the meaning of the Employee Retirement Income Security Act of 1974, as amended (a "Participant"). A member of the Board who is an employee and who retires or resigns from employment with the Company or any of its subsidiaries or affiliates, but remains a member of the Board, shall become a Participant at the time of such termination of employment.


6. Awards

The Committee may grant the following types of awards under this Plan: Units pursuant to Section 7 hereof and Options pursuant to Section 9 hereof.


7. Units

If this Plan is approved by the shareholders of the Company, effective as of May 2, 1997, the Company will discontinue its current retirement plan for the Board. The retirement compensation which would have otherwise been payable at retirement to those individuals who are Participants on May 2, 1997, shall be converted to a present value dollar amount, based on actuarial assumptions satisfactory to the Committee. Such dollar amount shall be converted into a number of restricted stock units ("Units") by dividing such dollar amount by the average of the Fair Market Values of the Common Stock on the last business day of each of the three (3) months preceding May 2, 1997. "Fair Market Value" as used in this Plan shall mean the average of the high and low price of a share of Common Stock as reported by the composite transaction reporting system for securities listed on the New York Stock Exchange on the applicable date.

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The Company shall maintain an individual book account under this Plan for each
Participant awarded Units pursuant to this Section 7. Such account shall initially be credited with the number of Units awarded to each Participant and shall continue to be expressed in Units until such Participant has retired from the Board. Any dividends or other distributions paid on the Common Stock shall be credited to each Participant's account in respect of each Unit and shall be deemed to be reinvested in additional Units based on the Fair Market Value of a share of Common Stock on the dividend payment or distribution date. In addition, the number of Units allocated to each Participant's account shall be adjusted to reflect stock dividends, stock splits and similar transactions affecting the value of Common Stock as described more fully in Section 4 hereof. The Units in each Participant's account shall vest on the date of such Participant's retirement from the Board and shall be paid to such Participant, in an equivalent number of shares of Common Stock, in accordance with such Participant's payment election described below in Section 8. Prior to vesting, no Units in a Participant's account shall be assignable or transferable by such Participant and no right or interest of any Participant shall be subject to any lien, obligation or liability.


8. Payment Elections for Units

In connection with the commencement of participation in this Plan, each Participant eligible to receive an award of Units hereunder shall make an election (the "Payment Election") concerning the timing of distribution of the amounts credited to such Participant's account. Any payment from such account shall commence following such Participant's retirement from the Board, but in no event prior to one year after receipt by the Committee of such Participant's initial Payment Election, except for Participants retiring from the Board in calendar year 1997 who shall receive payment in a lump sum as soon as practicable following their retirement. The forms of payment available to all other Participants shall be a lump sum payment or annual installments over a period not to exceed ten (10) years from the earliest date the Participant may commence receiving payments hereunder. Subsequent Payment Elections which shall supersede the Initial Payment Election may be made by a Participant, but any subsequent Payment Election shall not be valid unless it is made at least one year prior to the date that the commencement of payments to the Participant hereunder is otherwise due to commence.

In the event of a Participant's death before the balance from such Participant's account is fully paid, payment of the balance of such Participant's account shall be made to such Participant's estate in accordance with the manner selected by the Participant prior to death; provided, however, the Committee may, upon consideration of the application of the duly appointed administrator or executor of such Participant's estate, direct that the balance of such Participant's account be paid to the estate in a single payment.

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9. Stock Options

On the date of each annual meeting of the Company during the term of this Plan, each Participant shall be granted a non-qualified stock option (an "Option") to purchase 1,000 shares of Common Stock, provided the Participant will continue to serve as a member of the Board following the meeting. Individuals who are elected to the Board during the period of time between annual meetings, and who would otherwise qualify as a Participant, shall receive an Option to purchase a pro rata amount of Common Stock. The purchase price for each share of Common Stock issuable under an Option shall not be less than 100 percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. Each Option shall be for such term (but, in no event for greater than ten years) and shall be exercisable in such installments as shall be determined by the Committee at the time of grant of the Option. The Committee may, at any time, provide for the acceleration of installments or any part thereof. No Option granted under this Plan shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. A Participant shall forfeit any Option assigned or transferred, voluntarily or involuntarily, other than as permitted under this Section 9. Each Option shall be exercised during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.


10. Exercise of Options

Subject to the provisions of this Section 10, each Option may be exercised in whole or, from time to time, in part with respect to the number of then exercisable shares in any sequence desired by the Participant. To exercise an Option, the Participant shall (i) give written notice to the Company in form satisfactory to the Committee indicating the number of shares of Common Stock which the Participant elects to purchase, (ii) deliver to the Company payment of the full purchase price of the shares being purchased (A) in cash or a certified or bank cashier's check payable to the order of the Company, or (B) with the approval of the Committee, in shares of Common Stock having a Fair Market Value on the date of exercise equal to the purchase price, or (C) a combination of the foregoing having an aggregate Fair Market Value equal to such purchase price, and (iii) deliver to the Secretary of the Company such written representations, warranties and covenants as the Company may require to permit this Plan and any Options or shares of Common Stock granted or issued hereunder to comply with any applicable blue sky or other federal or state securities laws. A Participant shall not have any rights as a shareholder with respect to shares subject to an Option until the close of business on the date on which the Option has been exercised.


11. Cessation of Service on the Board

If a Participant's service on the Board ceases for any reason, other than as specified in the subsequent paragraphs of this Section 11, any Option held by such Participant shall terminate three (3) months after the date of such cessation of service; provided, however, that in the event

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of the death of the Participant during such three-month period, such Option shall, to the extent it was exercisable on the date of cessation of service, be exercisable by the Participant's legal representatives, heirs or legatees for a period of one (1) year commencing on the date of the Participant's death and shall terminate at the expiration of such period.

If the cessation of service on the Board is due to the Participant's death, any Option shall, to the extent it was exercisable on the date of death, continue to be exercisable by such Participant's legal representatives, heirs or legatees for the term of such Option.

If the cessation of service is due to the Participant's retirement or disability, any Option not previously exercised or expired shall continue to vest and be exercisable during the three (3) year period following the date of cessation of service, and to the extent it is exercisable at the expiration of such three (3) year period, it shall continue to be exercisable by such Participant or such Participant's legal representatives, heirs or legatees for the term of such Option.


12. Change of Control

Notwithstanding any other provision of this Plan, in the event of a Change of Control (as defined below), the Units in each Participant's account shall become immediately vested and shall be paid in full in a lump sum of equivalent shares of Common Stock to each Participant as soon as practicable following the Change of Control. In addition, in the event of a Change of Control, each Option not previously exercised or expired under the terms of this Plan shall become immediately exercisable in full and shall remain exercisable to the full extent of the shares of Common Stock available thereunder, regardless of any installment provisions applicable thereto, for the remainder of its term.

A "Change of Control" shall be deemed to have occurred if:

     (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person") becomes the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the Company's outstanding voting securities ordinarily having the right to vote for the election of directors of the Company; provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by any employee benefit plan or plans (or related trust) of the Company and its subsidiaries and affiliates or (B) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subparagraph (iii) of this Section 12; or

     (ii) the individuals who, as of August 18, 1995, constituted the Board (and as of August 18, 1995, the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board, provided, that any person becoming a director subsequent to August 18, 1995 whose election, or nomination for election, was approved by a vote of the persons comprising at least two-thirds (2/3) of the Incumbent Board (other than an election or nomination of an individual

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whose initial assumption of office is in connection with an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

     (iii) there is a reorganization, merger or consolidation of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company's outstanding Common Stock and outstanding voting securities ordinarily having the right to vote for the election of directors of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities ordinarily having the right to vote for the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company's outstanding Common Stock and outstanding voting securities ordinarily having the right to vote for the election of directors of the Company, as the case may be,
(B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan or plans (or related trust) of the Company or such corporation resulting from such Business Combination and their subsidiaries and affiliates) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of the corporation resulting from such Business Combination and (C) at least two-thirds (2/3) of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (iv) there is a liquidation or dissolution of the Company approved by the shareholders; or

     (v) there is a sale of all or substantially all of the assets of the Company.


13. Amendments to this Plan

The Committee may at any time (i) terminate this Plan or (ii) modify or amend this Plan in any respect, except that, to the extent required to maintain the qualification of this Plan under Section 16 of the 1934 Act, or as otherwise required to comply with applicable law or the regulations of any stock exchange on which the Common Stock is listed, the Committee may not, without the shareholders' approval, (A) materially increase the benefits accruing to Participants under this Plan; (B) materially increase the number of securities which may be issued under this Plan; or (C) materially modify the requirements as to eligibility for participation in this Plan. Should this Plan require amendment to maintain full legal compliance because of rules, regulations, opinions or

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statutes issued by the Securities and Exchange Commission, the U.S. Department
of the Treasury or any other governmental or governing body, then the Committee or the Board may take whatever action, including but not limited to amending or modifying this Plan, is necessary to maintain such compliance. The termination or any modification or amendment of this Plan shall not, without the consent of any Participant involved, adversely affect rights under a Unit or an Option previously awarded to such Participant.

Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event this Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed automatically to be incorporated by reference into this Plan.

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